                                                                EXHIBIT 10.5

                                    GUARANTY


         The undersigned, for value received, unconditionally and absolutely guarantees to Comerica Bank, in its capacity as Agent for the Banks under the Credit Agreement (defined below) ("Agent"), a Michigan banking corporation of One Detroit Center, Detroit, Michigan 48226 and to Agent's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Agent of VELTRI METAL PRODUCTS CO., a Nova Scotia corporation whose address is 900 Wilshire, Suite 203, Troy, Michigan 48084, and also of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of this party or person (jointly and severally the "Borrower") incurred or evidenced by or under that certain Credit Agreement of even date herewith between Borrower, certain other borrowers, Agent, and any of the Banks from time to time party thereto ("Credit Agreement") and/or under any agreements, notes, mortgages, assignments or instruments provided to Agent in connection with the Credit Agreement, including Hedging Agreements (as defined in the Credit Agreement), and: (a) any and all of the above-described Indebtedness for which Borrower would otherwise be liable to Agent were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorney fees on, or in connection with, any of the Indebtedness from and after the filing by or against Borrower of a bankruptcy petition; (b) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (c) all interest on such principal amounts and costs of collecting Indebtedness, including without limit reasonable attorney fees. (the "Indebtedness").

         The undersigned waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agrees that Agent may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waives any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by Agent of any remedy Agent may have against Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

         The undersigned delivers this Guaranty based solely on the undersigneds' independent investigation of the financial condition of Borrower and are not relying on any information furnished by Agent. The undersigned assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waives any duty on the part of Agent, and agrees that it is not relying upon nor expecting Agent to disclose to the undersigned any fact now or later known by Agent, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigneds' risks under this Guaranty or the undersigneds' rights against Borrower. The undersigned knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that Borrower may incur Indebtedness to Agent after the financial condition of Borrower, or its ability to pay its debts as they mature, has deteriorated.

         The undersigned represents and warrants that: (a) Agent has made no representation to the undersigned as to the creditworthiness of Borrower; and
(b) the undersigned has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. The undersigned agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

         The undersigned grants to Agent a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of Agent. The undersigned subordinates any claim of any nature that the undersigned now or later has against the Borrower to and in favor of all Indebtedness and agrees not to accept payment or satisfaction of any claim that the undersigned now or later may have against Borrower without the prior written consent of Agent in the event and so long as any default exists with respect to Indebtedness. Upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against Borrower, the undersigned shall immediately deliver the same to the Agent in the form received (except for endorsement or assignment by the undersigned where required by the Agent) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Agent. The undersigned further assigns to the Agent as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later have against the Borrower with full right on the part of the Agent, in its own name or in the name of the undersigned, upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, to collect and enforce these claims.

         The undersigned agrees that no security now or later held by Agent for payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and Agent, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges and agrees that Agent has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which Agent has or may have a lien or security interest for payment of the Indebtedness.

         The undersigned acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

         Until the Indebtedness is irrevocably paid in full, the undersigned waives any and all rights to be subrogated to the position of the Agent or to have the benefit of any lien, security interest or other guaranty now or later held by the Agent for the Indebtedness or to enforce any remedy which the Agent now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agrees to indemnify and hold Agent harmless from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by Agent in connection with the exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty by any of the undersigned. The Agent has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

         The Agent, in its sole discretion, may release any guarantor of Indebtedness for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvency, incompetent or deceased guarantor; and after that, without notice to any other of the undersigned, the Agent may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the undersigned. This action by the Agent shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

         The undersigned may terminate its obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Agent and receiving from an officer of the Agent written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the forty-fifth (45th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantors, whether or not the determination is known to the remaining guarantors. Any termination shall not affect in any way the unconditional obligations of the terminating guarantors as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Agent or any Borrower loan with the Agent existing at the effective date of termination (whether advances or readvances by the Agent are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Agent has no duty to give notice of termination by any guarantor to any remaining guarantor. The undersigned shall indemnify the Agent against all claims, damages, costs and expenses, including without limit reasonable attorney fees, incurred by the Agent in connection with any suit, claim or action against the Agent arising out of any modification or termination of a Borrower loan or any refusal by the Agent to extend additional credit arising, in either event, in connection with the termination of this Guaranty.

         Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Agent in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Agent, and whether or not the Agent relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agrees upon demand by the Agent to execute and deliver to the Agent those documents which the Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement of continuation. If the undersigned does not execute and deliver to the Agent upon demand such documents, the Agent and each Agent officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

         The undersigned waives any right to require the Agent to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Agent's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Agent as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

         The undersigned authorizes Agent, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigneds' liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Agent in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Agent from the Borrower to any indebtedness of the Borrower to the Agent, in such order as the Agent shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waives any provision of law regarding application of payments which specifies otherwise. The Agent may without notice assign this Guaranty in whole or in part. Upon the Agent's request, the undersigned agrees to provide to the Agent copies of the undersigned's financial statements.

         The undersigned waives any defense based upon or arising by reason of
(a) any disability or other defense of Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (d) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or the undersigned; (e) any act or omission by Agent which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waives any defense they may have based upon any election of remedies by Agent which destroys the undersigneds' subrogation rights or undersigneds' right to proceed against Borrower for reimbursement, including without limit any loss of rights the undersigned may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness.

         The undersigned acknowledges that Agent has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Agent may disclose any documents and information which the Agent now or later acquire relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agrees that Agent may disclose these documents and information to Borrower.

         The obligation under this Guaranty shall include any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorney fees, incurred by Agent at any time for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by Agent in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorney fees and other expenses incurred in any suit involving the conduct, Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by Agent, upon demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both inhouse and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

         The undersigned unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledges that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledges that the effectiveness of this Guaranty is subject to no conditions of any kind.

         This Guaranty shall remain effective with respect to successive transactions which shall continue the Indebtedness until this Guaranty is terminated in the manner and to the extent provided above.

         The undersigned warrants and agrees that each of the waivers set forth above are made with the undersigneds' full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective to the fees extent permitted by law.

         This Guaranty constitutes the entire agreement of the undersigned and Agent with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of Agent and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigneds' respective heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing Agent to extend credit or make other financial accommodations to Borrower, and the undersigned acknowledges that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

         THE UNDERSIGNED AND AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty on April 28, 1998.



                                              TALON AUTOMOTIVE GROUP, INC.

                                              By:_______________________________

                                              Its:______________________________

                                    GUARANTY


         The undersigned, for value received, unconditionally and absolutely guarantees to Comerica Bank, in its capacity as Agent for the Banks under the Credit Agreement (defined below) ("Agent"), a Michigan banking corporation of One Detroit Center, Detroit, Michigan 48226 and to Agent's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Agent of TALON AUTOMOTIVE GROUP, INC., a Michigan corporation, and VELTRI METAL PRODUCTS CO., a Nova Scotia corporation, both of whose address is 900 Wilshire, Suite 203, Troy, Michigan 48084, and also of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of this party or person (jointly and severally the "Borrower") incurred or evidenced by or under that certain Credit Agreement of even date herewith between Borrower, certain other borrowers, Agent, and any of the Banks from time to time party thereto ("Credit Agreement") and/or under any agreements, notes, mortgages, assignments or instruments provided to Agent in connection with the Credit Agreement, including Hedging Agreements (as defined in the Credit Agreement), and: (a) any and all of the above-described Indebtedness for which Borrower would otherwise be liable to Agent were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorney fees on, or in connection with, any of the Indebtedness from and after the filing by or against Borrower of a bankruptcy petition; (b) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (c) all interest on such principal amounts and costs of collecting Indebtedness, including without limit reasonable attorney fees. (the "Indebtedness").

         The undersigned waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agrees that Agent may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waives any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by Agent of any remedy Agent may have against Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

         The undersigned delivers this Guaranty based solely on the undersigneds' independent investigation of the financial condition of Borrower and are not relying on any information furnished by Agent. The undersigned assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waives any duty on the part of Agent, and agrees that it is not relying upon nor expecting Agent to disclose to the undersigned any fact now or later known by Agent, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigneds' risks under this Guaranty or the undersigneds' rights against Borrower. The undersigned knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that Borrower may incur Indebtedness to Agent after the financial condition of Borrower, or its ability to pay its debts as they mature, has deteriorated.

         The undersigned represents and warrants that: (a) Agent has made no representation to the undersigned as to the creditworthiness of Borrower; and
(b) the undersigned has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. The undersigned agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

         The undersigned grants to Agent a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of Agent. The undersigned subordinates any claim of any nature that the undersigned now or later has against the Borrower to and in favor of all Indebtedness and agrees not to accept payment or satisfaction of any claim that the undersigned now or later may have against Borrower without the prior written consent of Agent in the event and so long as any default exists with respect to Indebtedness. Upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against Borrower, the undersigned shall immediately deliver the same to the Agent in the form received (except for endorsement or assignment by the undersigned where required by the Agent) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Agent. The undersigned further assigns to the Agent as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later have against the Borrower with full right on the part of the Agent, in its own name or in the name of the undersigned, upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, to collect and enforce these claims.

         The undersigned agrees that no security now or later held by Agent for payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and Agent, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges and agrees that Agent has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which Agent has or may have a lien or security interest for payment of the Indebtedness.

         The undersigned acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

         Until the Indebtedness is irrevocably paid in full, the undersigned waives any and all rights to be subrogated to the position of the Agent or to have the benefit of any lien, security interest or other guaranty now or later held by the Agent for the Indebtedness or to enforce any remedy which the Agent now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agrees to indemnify and hold Agent harmless from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by Agent in connection with the exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty by any of the undersigned. The Agent has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

         The Agent, in its sole discretion, may release any guarantor of Indebtedness for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvency, incompetent or deceased guarantor; and after that, without notice to any other of the undersigned, the Agent may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the undersigned. This action by the Agent shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

         The undersigned may terminate its obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Agent and receiving from an officer of the Agent written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the forty-fifth (45th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantors, whether or not the determination is known to the remaining guarantors. Any termination shall not affect in any way the unconditional obligations of the terminating guarantors as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Agent or any Borrower loan with the Agent existing at the effective date of termination (whether advances or readvances by the Agent are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Agent has no duty to give notice of termination by any guarantor to any remaining guarantor. The undersigned shall indemnify the Agent against all claims, damages, costs and expenses, including without limit reasonable attorney fees, incurred by the Agent in connection with any suit, claim or action against the Agent arising out of any modification or termination of a Borrower loan or any refusal by the Agent to extend additional credit arising, in either event, in connection with the termination of this Guaranty.

         Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Agent in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Agent, and whether or not the Agent relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agrees upon demand by the Agent to execute and deliver to the Agent those documents which the Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement of continuation. If the undersigned does not execute and deliver to the Agent upon demand such documents, the Agent and each Agent officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

         The undersigned waives any right to require the Agent to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Agent's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Agent as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

         The undersigned authorizes Agent, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigneds' liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Agent in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Agent from the Borrower to any indebtedness of the Borrower to the Agent, in such order as the Agent shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waives any provision of law regarding application of payments which specifies otherwise. The Agent may without notice assign this Guaranty in whole or in part. Upon the Agent's request, the undersigned agrees to provide to the Agent copies of the undersigned's financial statements.

         The undersigned waives any defense based upon or arising by reason of
(a) any disability or other defense of Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (d) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or the undersigned; (e) any act or omission by Agent which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waives any defense they may have based upon any election of remedies by Agent which destroys the undersigneds' subrogation rights or undersigneds' right to proceed against Borrower for reimbursement, including without limit any loss of rights the undersigned may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness.

         The undersigned acknowledges that Agent has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Agent may disclose any documents and information which the Agent now or later acquire relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agrees that Agent may disclose these documents and information to Borrower.

         The obligation under this Guaranty shall include any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorney fees, incurred by Agent at any time for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by Agent in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorney fees and other expenses incurred in any suit involving the conduct, Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by Agent, upon demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both inhouse and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

         The undersigned unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledges that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledges that the effectiveness of this Guaranty is subject to no conditions of any kind.

         This Guaranty shall remain effective with respect to successive transactions which shall continue the Indebtedness until this Guaranty is terminated in the manner and to the extent provided above.

         The undersigned warrants and agrees that each of the waivers set forth above are made with the undersigneds' full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective to the fees extent permitted by law.

         This Guaranty constitutes the entire agreement of the undersigned and Agent with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of Agent and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigneds' respective heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing Agent to extend credit or make other financial accommodations to Borrower, and the undersigned acknowledges that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

         THE UNDERSIGNED AND AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty on April 28, 1998.

                                               VS HOLDINGS, INC.




                                               By:______________________________

                                               Its:_____________________________

                                    GUARANTY


         The undersigned, for value received, unconditionally and absolutely guarantees to Comerica Bank, in its capacity as Agent for the Banks under the Credit Agreement (defined below) ("Agent"), a Michigan banking corporation of One Detroit Center, Detroit, Michigan 48226 and to Agent's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Agent of TALON AUTOMOTIVE GROUP, INC., a Michigan corporation, and VELTRI METAL PRODUCTS CO., a Nova Scotia corporation, both of whose address is 900 Wilshire, Suite 203, Troy, Michigan 48084, and also of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of this party or person (jointly and severally the "Borrower") incurred or evidenced by or under that certain Credit Agreement of even date herewith between Borrower, certain other borrowers, Agent, and any of the Banks from time to time party thereto ("Credit Agreement") and/or under any agreements, notes, mortgages, assignments or instruments provided to Agent in connection with the Credit Agreement, including Hedging Agreements (as defined in the Credit Agreement), and: (a) any and all of the above-described Indebtedness for which Borrower would otherwise be liable to Agent were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorney fees on, or in connection with, any of the Indebtedness from and after the filing by or against Borrower of a bankruptcy petition; (b) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (c) all interest on such principal amounts and costs of collecting Indebtedness, including without limit reasonable attorney fees. (the "Indebtedness").

         The undersigned waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agrees that Agent may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waives any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by Agent of any remedy Agent may have against Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

         The undersigned delivers this Guaranty based solely on the undersigneds' independent investigation of the financial condition of Borrower and are not relying on any information furnished by Agent. The undersigned assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waives any duty on the part of Agent, and agrees that it is not relying upon nor expecting Agent to disclose to the undersigned any fact now or later known by Agent, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigneds' risks under this Guaranty or the undersigneds' rights against Borrower. The undersigned knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that Borrower may incur Indebtedness to Agent after the financial condition of Borrower, or its ability to pay its debts as they mature, has deteriorated.

         The undersigned represents and warrants that: (a) Agent has made no representation to the undersigned as to the creditworthiness of Borrower; and
(b) the undersigned has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. The undersigned agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

         The undersigned grants to Agent a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of Agent. The undersigned subordinates any claim of any nature that the undersigned now or later has against the Borrower to and in favor of all Indebtedness and agrees not to accept payment or satisfaction of any claim that the undersigned now or later may have against Borrower without the prior written consent of Agent in the event and so long as any default exists with respect to Indebtedness. Upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against Borrower, the undersigned shall immediately deliver the same to the Agent in the form received (except for endorsement or assignment by the undersigned where required by the Agent) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Agent. The undersigned further assigns to the Agent as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later have against the Borrower with full right on the part of the Agent, in its own name or in the name of the undersigned, upon an event of default with respect to the Indebtedness, and the giving of any required notice and expiration of any applicable cure period, to collect and enforce these claims.

         The undersigned agrees that no security now or later held by Agent for payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and Agent, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges and agrees that Agent has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which Agent has or may have a lien or security interest for payment of the Indebtedness.

         The undersigned acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

         Until the Indebtedness is irrevocably paid in full, the undersigned waives any and all rights to be subrogated to the position of the Agent or to have the benefit of any lien, security interest or other guaranty now or later held by the Agent for the Indebtedness or to enforce any remedy which the Agent now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agrees to indemnify and hold Agent harmless from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by Agent in connection with the exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty by any of the undersigned. The Agent has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

         The Agent, in its sole discretion, may release any guarantor of Indebtedness for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvency, incompetent or deceased guarantor; and after that, without notice to any other of the undersigned, the Agent may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the undersigned. This action by the Agent shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

         The undersigned may terminate its obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Agent and receiving from an officer of the Agent written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the forty-fifth (45th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantors, whether or not the determination is known to the remaining guarantors. Any termination shall not affect in any way the unconditional obligations of the terminating guarantors as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Agent or any Borrower loan with the Agent existing at the effective date of termination (whether advances or readvances by the Agent are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Agent has no duty to give notice of termination by any guarantor to any remaining guarantor. The undersigned shall indemnify the Agent against all claims, damages, costs and expenses, including without limit reasonable attorney fees, incurred by the Agent in connection with any suit, claim or action against the Agent arising out of any modification or termination of a Borrower loan or any refusal by the Agent to extend additional credit arising, in either event, in connection with the termination of this Guaranty.

         Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Agent in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Agent, and whether or not the Agent relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agrees upon demand by the Agent to execute and deliver to the Agent those documents which the Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement of continuation. If the undersigned does not execute and deliver to the Agent upon demand such documents, the Agent and each Agent officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

         The undersigned waives any right to require the Agent to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Agent's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Agent as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

         The undersigned authorizes Agent, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigneds' liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Agent in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Agent from the Borrower to any indebtedness of the Borrower to the Agent, in such order as the Agent shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waives any provision of law regarding application of payments which specifies otherwise. The Agent may without notice assign this Guaranty in whole or in part. Upon the Agent's request, the undersigned agrees to provide to the Agent copies of the undersigned's financial statements.

         The undersigned waives any defense based upon or arising by reason of
(a) any disability or other defense of Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (d) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or the undersigned; (e) any act or omission by Agent which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waives any defense they may have based upon any election of remedies by Agent which destroys the undersigneds' subrogation rights or undersigneds' right to proceed against Borrower for reimbursement, including without limit any loss of rights the undersigned may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness.

         The undersigned acknowledges that Agent has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Agent may disclose any documents and information which the Agent now or later acquire relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agrees that Agent may disclose these documents and information to Borrower.

         The obligation under this Guaranty shall include any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorney fees, incurred by Agent at any time for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by Agent in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorney fees and other expenses incurred in any suit involving the conduct, Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by Agent, upon demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both inhouse and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

         The undersigned unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledges that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledges that the effectiveness of this Guaranty is subject to no conditions of any kind.

         This Guaranty shall remain effective with respect to successive transactions which shall continue the Indebtedness until this Guaranty is terminated in the manner and to the extent provided above.

         The undersigned warrants and agrees that each of the waivers set forth above are made with the undersigneds' full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective to the fees extent permitted by law.

         This Guaranty constitutes the entire agreement of the undersigned and Agent with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of Agent and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigneds' respective heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing Agent to extend credit or make other financial accommodations to Borrower, and the undersigned acknowledges that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

         THE UNDERSIGNED AND AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty on April 28, 1998.

                              VELTRI HOLDINGS USA, INC.




                              By:________________________________________

                              Its:_______________________________________

                                                         EXHIBIT 10.5 (PART IV)

                                   GUARANTEE


     THIS AGREEMENT made as of the      day of April, 1998.


BY:

                              VELTRI METAL PRODUCTS CO., an unlimited liability company formed under the laws of the Province of Nova Scotia

                              (the "Guarantor")


IN FAVOUR OF:

                              COMERICA BANK, as agent for the Banks under the Credit Agreement (as hereinafter defined)

                              (the "Agent")


     WHEREAS Talon Automotive Group, Inc. (the "Borrower") is or will become indebted, liable and obligated to the Agent and the Banks (as hereinafter defined) pursuant to a credit agreement dated as of the date hereof among the Borrower, the Guarantor, the Agent and the Banks (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement");

     AND WHEREAS the Guarantor will receive direct economic and financial benefits from accommodations made available to the Borrower under the Credit Agreement;

     AND WHEREAS the Guarantor has determined that it is in its best interests to enter into this Guarantee;

     AND WHEREAS the Guarantor's entry into this Guarantee is an inducement to the Agent and the Banks to enter into the Credit Agreement;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby covenants and agrees with the Agent, on its own behalf and as agent for the Banks, as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1 DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. In this Guarantee, the following terms shall have the following meanings:

      "AFFECTED" means limited, lessened, prejudiced, mitigated, impaired, released, discharged or otherwise affected in any way whatsoever and "AFFECT" and "AFFECTING" have corresponding meanings;

      "BANKS" means those financial institutions whose names appear as "Banks" on the signature pages to the Credit Agreement, together with any assignees thereof pursuant to Section 13.5 of the Credit Agreement, and shall include the Canadian Swingline Lender under the Credit Agreement; and "BANK" shall mean any one of the foregoing Banks.

      "OBLIGATIONS" means all obligations, indebtedness and liabilities of the Borrower to the Agent and each of the Banks, under, in connection with or relating to the Documents, whether present or future, direct or indirect, absolute or contingent, secured or unsecured, material or not, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, in any currency, and whether incurred prior to, at the time of or subsequent to the execution of this Guarantee;

      "GAAP" means generally accepted accounting principles applied in a manner consistent with the application thereof used in the quarterly and annual financial statements of the Guarantor; and

      "GUARANTOR'S LIABILITIES" means all obligations, indebtedness and liabilities of the Guarantor under, in connection with or relating to this Guarantee, including all costs and expenses (including counsel fees and expenses) incurred by the Agent or any Bank in connection with the enforcement of this Guarantee.


1.2 INTERPRETATION. This Guarantee shall be interpreted in accordance with the following:

     (1) words denoting the singular include the plural and vice versa and words denoting any gender include all genders;

     (2) headings shall not affect the interpretation of this Guarantee;

     (3) references to "this Guarantee" refer to this entire Agreement (including the indemnities in Article 7); references to "any guarantor" include the Guarantor;

     (4) "hereof", "hereto" and "hereunder" and similar expressions refer to this Guarantee and not to any particular Article, Section or other subdivision; and "Article", "Section" or other subdivision of this Guarantee followed by a number refers to the specified Article, Section or other subdivision of this Guarantee;

     (5) the word "including" shall mean "including without limitation" and "includes" shall mean "includes without limitation"; and

     (6) in the computation of periods of time, unless otherwise expressly provided, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

1.3 SEVERABILITY. If any provision of this Guarantee is, or becomes, illegal, invalid or unenforceable, such provision shall be severed from this Guarantee and be ineffective to the extent of such illegality, invalidity or unenforceability. The remaining provisions hereof shall be unaffected by such provision and shall continue to be valid and enforceable.

1.4      GOVERNING LAW.

     (1) This Guarantee shall be governed by, and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein (such laws being collectively referred to herein as the "Applicable Law"), without giving effect to any conflicts of law rules thereof.

     (2) The Guarantor hereby irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising under or relating to this Guarantee.

                                   ARTICLE 2
                                   GUARANTEE

2.1 GUARANTEE. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Agent, on its own behalf and as agent for the Banks, as and by way of a continuing guarantee, the due, prompt and complete payment, performance and satisfaction of all the Obligations strictly in accordance with the terms thereof. The Guarantor shall be primarily liable to the Agent and the Banks for all the Obligations.

2.2 DEALINGS WITH BORROWER AND GUARANTORS. The Guarantor hereby acknowledges receipt of complete communication of all the terms and conditions of the Documents and consents to and approves the same. The Agent and each of the Banks may deal with the Borrower and any other guarantor as the Agent or such Bank may see fit, whether or not such dealings are in breach (intentional, negligent or otherwise) of the Agent's or any of the Banks' Agreements (express or implied) with the Borrower or such other guarantor, without Affecting any of the Guarantor's Liabilities and without obtaining the consent of or giving notice to the Guarantor. Without limiting the foregoing, the Agent and any of the Banks may, without Affecting any of the Guarantor's Liabilities and without obtaining the consent of or giving notice to the Guarantor: (i) amend, supplement, waive or delete any terms and conditions of the Documents (except for the terms and conditions of this Guarantee); (ii) grant time, renewals, extensions, indulgences, releases and discharges to, and accept compositions from, the Borrower and any other guarantor; (iii) renew, extend, rollover, convert, vary or terminate any Advance; (iv) take Liens and guarantees from the Borrower or any other Person or abstain from taking, perfecting, preserving, protecting, valuing, realizing or enforcing any such Liens or guarantees; (v) renew, exchange, modify, release or discharge any Lien or guarantee now or hereafter held against or from the Borrower or any other guarantor, and (vi) prove or refrain from proving a claim in any bankruptcy, winding-up, dissolution or liquidation of the Borrower or any other guarantor and receive or refrain from receiving any dividends and other payments in respect of any such claim.

2.3 GUARANTEE NOT AFFECTED. The Guarantor's Liabilities are absolute and unconditional and shall not be Affected by:

     (1) any assignment or participation of the Obligations or the Documents, in whole or in part, by the Agent or any of the Banks, or any assignment by the Borrower or any guarantor of any of their obligations, indebtedness and liabilities under the Documents:

     (2) any cessation or termination of the Obligations from any cause whatsoever, whether by consent or by operation of law, except for the due, prompt and complete payment performance and satisfaction of all the Obligations;

     (3) any amalgamation, merger, arrangement, consolidation, reorganization, winding-up, dissolution, liquidation or termination of the Borrower or any guarantor or their respective businesses or any change in the name, status, composition, control or ownership of the Borrower or any guarantor;

     (4) any disposition of, Lien on or other dealing with any Property of the Borrower or any guarantor;

     (5) any insolvency or bankruptcy of the Borrower or any voluntary or involuntary participation by the Borrower or any guarantor in any assignment, settlement, arrangement, composition or other proceeding for the benefit of its creditors;

     (6) anything done, omitted, suffered or permitted by the Agent or any of the Banks in connection with the Borrower, any guarantor, the Obligations or the Guarantor's Liabilities or any Lien held by the Agent or any of the Banks;

     (7) any loss in respect of any Lien held by the Agent or any of the Banks against or from the Borrower or any guarantor, whether caused by the fault of the Agent or any Bank or otherwise;

     (8) any failure by the Agent or any of the Banks to pursue any recourse which may otherwise be available, whether by deficiency judgment or otherwise;

     (9) any defect, irregularity or informality in, omission from or lack of validity or enforceability of any provision of any of the Documents, any limitation, disability or incapacity of the Borrower or any guarantor or any lack of authority of any director, officer or other Person purporting to be acting on behalf of the Borrower or any guarantor; or

     (10) any other act, omission, thing or circumstance which would or might, but for this provision, constitute a legal or equitable discharge or defence of a surety.

2.4      WAIVERS.

     (1) The Guarantor hereby (A) waives: (i) demand, presentment, diligence, protest, notice of dishonour, notice of acceptance and any other notices whatsoever, and (ii) any duty on the part of the Agent or any of the Banks to disclose to the Guarantor anything which the Agent or such Bank may now or hereafter know concerning the Borrower, any guarantor or any other matter whatsoever, even if the Agent or any of the Banks has reason to believe any such information materially increases the risk beyond that which the Guarantor intends to assume hereunder, (iii) any requirement that the Agent or any of the Banks protect, secure, perfect or insure any Lien granted in respect of the Obligations or exhaust any right or take any action against the Borrower or any other Person or in respect of any Collateral, (iv) the filing of any claim with a court in the event of receivership or bankruptcy of the Borrower, and (v) the benefit of any statute of limitation; and (B) covenants and agrees that this Guarantee will not be discharged except by the full and complete payment, performance and satisfaction of the Obligations and any other obligations of the Guarantor contained herein.


     (2) If, in the exercise of any of its rights and remedies, the Agent or any of the Banks shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any Applicable Law pertaining to "election of remedies" or the like, the Guarantor hereby consents to such action by the Agent or such Bank and waives any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of the Agent or such Bank to seek a deficiency judgment against the Borrower shall not impair the obligation of the Guarantor to pay the full amount of the Obligations or any of the Guarantor's Liabilities.

     (3) The Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing, if, after the occurrence and during the continuance of an Event of Default, the Agent and the Banks are prevented by Applicable Law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, or the Agent is prevented from taking any action to realize on the Collateral, the Guarantor agrees to pay to the Agent for the account of the Banks, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Banks.

     (4) The Guarantor consents and agrees that neither the Agent nor the Banks shall be under any obligation to marshall any assets in favour of the Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any Person or source.

2.5 SECURITY. The Guarantor has not taken and does not hold and shall not take or hold, without the prior written consent of the Agent, any Lien from the Borrower in connection with this Guarantee and any Lien so taken or held shall be held in trust for the Agent and as security for the Guarantor's Liabilities in accordance with Section 6.2.

2.6 NO SET-OFF BY GUARANTOR. The Guarantor shall, to the fullest extent permitted by Applicable Law, make all payments and perform all obligations hereunder without regard to any right or alleged right of set-off, counterclaim or appropriation or the application of any Claim that the Borrower or the Guarantor may have or may allege to have against the Agent, any of the Banks or any other Person.


2.7 EVIDENCE OF OBLIGATIONS. The Guarantor agrees that the account records maintained by the Agent as to the amount of any of the Obligations or the Guarantor's Liabilities or any judgment determining such amounts obtained by the Agent and the Banks against the Borrower or the Guarantor, as the case may be, shall be conclusive evidence against the Guarantor as to the amount of such Obligations or Guarantor's Liabilities absent manifest error. The failure of the Agent to correctly record any amount or date shall not Affect the obligation of the Guarantor to pay amounts due hereunder to the Agent or any of the Banks in accordance with this Guarantee.

2.8 TERMINATION. This Guarantee shall be additional to any other guarantee or Lien now or hereafter held by the Agent or any of the Banks from the Guarantor or any other guarantors and is in addition to any other rights or remedies that the Agent or any of the Banks might have. This Guarantee shall not be considered as released or satisfied by any intermediate payment or satisfaction of the whole or any part of the Obligations but shall be a continuing security and shall remain in force until all of the Guarantor's Liabilities shall have been fully paid, performed and satisfied. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or is otherwise required to be returned by the Agent or any of the Banks upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.


                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES. The Guarantor hereby makes each of the following representations and warranties in favour of the Agent, on its own behalf and as agent for the Banks:

     (1) STATUS AND POWER. The Guarantor is a corporation duly formed and organized and validly subsisting under the laws of its jurisdiction of incorporation, and has full corporate power and capacity to own its Assets and to carry on its business as now conducted. The Guarantor has obtained all necessary authorizations required in respect of its operations, and is not in default and has received no notice of any claim or default, with respect to any such necessary authorizations. The Guarantor is duly qualified, licensed or registered to carry on business in the jurisdictions in which the nature of its Assets or the business carried on by it make such qualification necessary.

     (2) CORPORATE AUTHORIZATION. The Guarantor has full corporate power and capacity and full legal right to enter into and perform its obligations under this Guarantee and all other Documents to which it is or will be a party and will have by closing of the financing contemplated by the Credit Agreement taken all corporate action necessary to be taken by it to authorize such acts.

     (3) ENFORCEABILITY OF GUARANTEE. This Guarantee and any other Documents to which the Guarantor is a party constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, subject only to any limitation under Applicable Laws relating to: (i) bankruptcy, insolvency, reorganization, moratorium or creditors' rights generally; and (ii) the discretion that a court may exercise in the granting of equitable remedies.

     (4) COMPLIANCE WITH OTHER INSTRUMENTS. The consummation of the transactions hereby contemplated or contemplated by the other Documents and the compliance with the terms, conditions and provisions of this Guarantee and any other Documents to which the Guarantor is a party will not conflict with, or result in a breach of, or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation, constating documents or by-laws of the Guarantor or any material Agreement or instrument to which the Guarantor is a party or by which it is bound.

     (5) RESTRICTIVE DOCUMENTS. The Guarantor is not subject to, or a party to, any charter or by-law restriction, any notice, any Applicable Law, any claim, any contract or instrument, any Lien or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Guarantee or compliance by the Guarantor with the terms, conditions and provisions hereof or of any other Documents to which it is a party .

     (6) RECITALS. All of the recitals hereto are in all respects true and correct.

3.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All the representations and warranties of the Guarantor contained in Section 3.1 shall survive the execution and delivery of this Guarantee and shall continue in full force and effect until all the Guarantor's Liabilities have been paid, performed and satisfied in full notwithstanding any investigation made at any time by or on behalf of the Agent or any of the Banks. Each representation and warranty contained in Section 3.1 shall be deemed to be repeated by the Guarantor on each date on which the Borrower delivers a Request for Loan and on the date of each Advance.

                                   ARTICLE 4
                                   COVENANTS

4.1 COVENANTS. Without derogating from the nature or extent of the Obligations, so long as any of the Obligations or other Guarantor's Liabilities are outstanding and so long as the Credit Agreement has not been terminated, the Guarantor shall:

     (1) CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights (charter and statutory) and its Agreements, licenses, operations, contracts, franchises and other arrangements, except to the extent that the board of directors of the Guarantor shall determine that the preservation of any Agreement, license, operations, contract, franchise or other arrangement is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Agent or the Banks.

     (2) COMPLIANCE WITH LAWS. Comply in all material respects with the requirements of all Applicable Laws.

     (3) KEEPING OF BOOKS. Keep proper books, records and accounts, in which full and correct entries shall be made of all financial transactions of the Guarantor in accordance with GAAP.

     (4) FURTHER ASSURANCES. At its cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered to the Agent such further instruments and other documents and do and cause to be done such further acts as may be necessary or desirable in the reasonable opinion of the Agent to carry out more effectually the provisions and purposes of this Guarantee and any other Documents to which the Guarantor is a party.

                                   ARTICLE 5
                            DEFAULT AND ENFORCEMENT

5.1 DEFAULT. In the event that any Event of Default has occurred and is continuing, the Agent may, at any time, demand from the Guarantor immediate payment, performance and satisfaction of all the Obligations and other Guarantor's Liabilities. Forthwith upon such demand, the Guarantor shall immediately pay, perform and satisfy in full all of the Obligations and other Guarantor's Liabilities. All payments received by the Agent pursuant to this Guarantee will be applied in accordance with that certain demand debenture of even date between the parties hereto.

5.2      [INTENTIONALLY DELETED]

5.3 ENFORCEMENT. If the Guarantor shall fail, forthwith after demand hereunder, to pay, perform and satisfy in full the Obligations and other Guarantor's Liabilities, the Agent may, at any time, enforce any or all of its rights and remedies hereunder, enforce any Lien from or against the Guarantor or on any of its Property and exercise any right or remedy available under Applicable Law. Without limiting the foregoing, the Agent may proceed to enforce such rights, remedies and Liens prior to, contemporaneously with or after any action taken in respect of any Lien given to the Agent or any of the Banks by the Borrower or any other guarantor. The Agent shall not be required to take any action or proceeding against or demand payment from or otherwise exhaust its recourse against the Borrower or any other Guarantor or pursue any other right or remedy available to the Agent before being entitled to require the Guarantor to pay, perform and satisfy the Obligations and other Guarantor's Liabilities in full.

5.4 WAIVER. No failure on the part of the Agent or any of the Banks to exercise, and no delay in exercising, any right or remedy under this Guarantee shall operate as a waiver of such right or remedy; nor shall any single or partial exercise of any right or remedy under this Guarantee preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any waiver of one provision be deemed to constitute a waiver of any other provision (whether or not similar). No waiver of any of the provisions of this Guarantee shall be effective unless it is in writing duly executed by the waiving party.

5.5 SUBROGATION. This Guarantee shall apply to the ultimate balance owing by the Borrower to the Agent and the Banks in respect of the Obligations and until all of the Obligations have been paid, performed and satisfied in full, the Guarantor shall not be entitled to share in any Lien held or money received by the Agent or any of the Banks on account of the Obligations, to stand in the place of the Agent or any of the Banks in respect of any Lien or money, or to take any step to enforce any right or claim against the Borrower in respect of any monies paid by the Guarantor to the Agent hereunder or exercise any rights as surety in competition with the Agent or any of the Banks. Any moneys paid by or recovered from the Guarantor hereunder shall be deemed to be paid in discharge of the Guarantor's Liabilities, but not in discharge of the Obligations. Any right of subrogation acquired by the Guarantor by reason of payment under this Guarantee shall not be exercised until the Obligations and all other Guarantor's Liabilities have been paid, performed and satisfied in full. If any amount shall be paid to the Guarantor on account of any subrogation rights at any time when any of the Obligations or other Guarantor's Liabilities have not been paid, performed and satisfied in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent.

5.6 INSOLVENCY OF GUARANTOR. The Guarantor agrees that if it shall: (i) become insolvent or generally not pay its debts as such debts become due; (ii) admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors; (iii) file a notice of intention to file a proposal under any Applicable Law relating to bankruptcy, insolvency, reorganization or relief of creditors; (iv) institute or have instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent,
(y) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or
(z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and, in the case of any such proceeding instituted against it (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (v) take any action to authorize any of the foregoing events, and if any of such foregoing events shall occur at a time when any of the Obligations and other

Guarantor's Liabilities may not then be due and payable, the Guarantor will forthwith pay to the Agent, on its own behalf and as agent for the Banks, the full amount which would be payable hereunder by the Guarantor if all the Obligations and other Guarantor's Liabilities were then due and payable, without prejudice to any other right or recourse of the Agent or any of the Banks under the Documents or at Applicable Law against the Borrower, the Guarantor or any other Person.

5.7 AGENT AS ATTORNEY. The Guarantor hereby irrevocably appoints the Agent and any Person designated by the Agent after the occurrence of an Event of Default to sign, execute or do any deeds, documents, transfers, demands, assignments, assurances, consents or things that the Guarantor is required to sign, execute or do hereunder, and to commence, continue or defend any proceedings authorized to be taken hereunder and generally to use the name of the Guarantor in the exercise of all or any of the powers hereby conferred on the Agent.


                                   ARTICLE 6
                          POSTPONEMENT AND ASSIGNMENT

6.1 SUBORDINATION AND POSTPONEMENT. Upon the occurrence and during the continuance of an Event of Default, all obligations, indebtedness, liabilities and claims, present and future, of the Borrower to the Guarantor (the "Postponed Obligations") and all Liens in favour of the Guarantor from or against the Borrower or relating to the Postponed Obligations and from or against any other Person (the "Postponed Liens") are hereby subordinated and postponed to the Obligations and the Guarantor's Liabilities, and all monies received by the Guarantor in respect thereof shall be received in trust for the Agent and the Banks and forthwith upon receipt shall be paid over to the Agent, without affecting the Guarantor's Liabilities. This Section 6.1 is independent of the other provisions of this Guarantee and shall remain in full force and effect until repayment in full of the Obligations and the Guarantor's Liabilities and the termination of the Credit Agreement, notwithstanding that the Guarantor's Liabilities may have been discharged or terminated.

6.2 ASSIGNMENT. As further continuing security for the Guarantor's Liabilities, upon the occurrence and during the continuance of an Event of Default, the Guarantor hereby unconditionally and irrevocably assigns to the Agent, on its own behalf and as agent for the Banks, all the Postponed Obligations and the Postponed Liens, present and future. The Guarantor hereby undertakes on demand by the Agent to take all such steps that may be necessary to enable the Agent to enforce the rights assigned to the Agent hereby. The Guarantor agrees that upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled: (i) at any time to notify the Borrower of this assignment; (ii) to collect and recover from the Borrower any amounts covered thereby; and (iii) to compromise any Postponed Obligations and to release and discharge any Postponed Liens hereby assigned. The Guarantor hereby irrevocably authorizes the Agent to sign and execute any and all documents on the Guarantor's behalf which may be necessary to give effect to or to enforce the rights afforded to the Agent pursuant to this assignment. If the Agent allows any payment to be made to the Guarantor and allows the Guarantor to accept and retain such payment, the Agent shall not consequently lose any of its rights as assignee hereunder to any balance of any Postponed Obligations or Postponed Liens. No waiver, relaxation or omission on the part of the Agent in the exercise of any of its rights as assignee in respect of any Postponed Obligations or Postponed Liens hereunder shall prejudice or otherwise affect the Guarantor's Liabilities. This Section 6.2 is independent of the other provisions of this Guarantee and shall remain in full force and effect until repayment in full of the Obligations and the Guarantor's Liabilities, notwithstanding that the Guarantor's Liabilities may have been discharged or terminated.

                                   ARTICLE 7
                            INDEMNITIES AND TAXATION

7.1 INDEMNITIES. The Guarantor (as a primary obligor and as a separate and independent obligation and liability from its liabilities and obligations under
Section 2.1 hereby irrevocably, absolutely and unconditionally agrees to indemnify, exonerate and hold the Agent and each Bank and each of their respective officers, directors, employees, agents and other representatives (collectively, the "Indemnified Parties") free and harmless from and against any claims and losses paid, incurred or suffered by, or asserted against the Indemnified Parties or any of them, with respect to, or as a direct or indirect result of the failure of the Borrower to duly, promptly and completely pay, perform and satisfy all of the Obligations.

7.2 TAXATION ON PAYMENTS. (1) The Guarantor hereby agrees that all payments to be made by the Guarantor under or in connection with this Guarantee shall be made without deduction or withholding for or on account of any taxes. If any tax is required to be deducted or withheld from any payment, the Guarantor's Liabilities shall be increased to the extent necessary to remit to each affected Bank the amount which would otherwise be payable, if not for the payment of such tax. From time to time at the request of the Agent on behalf of each such affected Bank, the Guarantor shall execute and deliver any and all further instruments necessary or advisable to give full force and effect to such increase in the amount of the Guarantor's Liabilities resulting from the payment of such tax. The Guarantor shall also indemnify each such affected Bank in respect of the delay or failure of the Guarantor to make any such payment, including penalties relating thereto or interest thereon.

     (2) If the Guarantor pays any additional amount under Section 7.2(1) (a "Tax Payment") and the Agent or any Bank effectively obtains a refund or credit against tax by reason of the Tax Payment (a "Tax Credit") and the Agent or such Bank identifies the Tax Credit as being attributable to the Tax Payment, then the Agent or such Bank after actual receipt of such Tax Credit shall promptly reimburse the Guarantor for such amount as the Agent or such Bank shall in good faith determine in its sole discretion to be the proportion of the Tax Credit that will leave the Agent or such Bank (after that reimbursement) in no better or worse position than it would have been in if the Tax Payment had not been required; provided, however, that neither the Agent nor any Bank will be required to make any reimbursement or part thereof hereunder to the extent it reasonably believes the making of such reimbursement or part thereof would cause it to lose the benefit of the Tax Credit. The Agent and each Bank shall have absolute discretion as to whether to claim any Tax Credit, and if it does so claim, the extent, order and manner in which it does so and the manner in which it allocates Tax Credits to its various assets. Neither the Agent nor any Bank shall be obliged to disclose information regarding its tax affairs or computations to the Guarantor.

     (3) The Agent and the Banks agree to co-operate with the Guarantor in completing and delivering or filing tax-related forms which would reduce or eliminate any amount of the nature referred to in Section 7.2(1) required to be deducted or withheld on account of any payments made by the Guarantor under this Guarantee; provided, however, that neither the Agent nor any Bank shall be under any obligation to execute and deliver any such form if, in the opinion of the Agent or such Bank, completion of any such form could result in an adverse consequence with respect to the business or tax position of the Agent or such Bank.

7.3 JUDGMENT CURRENCY. (1) If, for the purposes of obtaining judgment in any court, it is necessary to convert any sum due, or owing hereunder or under any other Document to the Agent or any one or more of the Banks in any currency (the "Original Currency") into another currency (the "Other Currency"), the Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is granted.

     (2) The obligations of the Guarantor in respect of any sum due in the Original Currency from it to the Agent or any one or more of the Banks hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due or owing in such Other Currency, the Agent may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due or owing to the Agent or any one or more of the Banks in the Original Currency, the Guarantor shall, as a separate obligation and notwithstanding any such judgment, indemnify the Agent or such Bank against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due or owing to the Agent or such Bank in the Original Currency, the Agent or such Bank shall remit such excess to the Guarantor.

7.4 COMPUTATIONS OF INTEREST. (1) All computations of interest hereunder shall be made by the Agent according to its practice daily, taking into account the actual number of days occurring in the period for which such interest is payable and on the basis of a year of 365 or 366 days in the case of a leap year.

     (2) Notwithstanding any provision to the contrary contained in this Guarantee, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code (Canada), as the same may be amended, replaced or re-enacted from time to time) payable under this Guarantee exceed the maximum amount of interest on the "credit advanced" (as defined in that section) under this Guarantee lawfully permitted under that section and, if any payment, collection or demand pursuant to this Guarantee in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Guarantor and the Agent and the Banks and the amount of such payment or collection shall be refunded to the Guarantor. For purposes of this Guarantee, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of any dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Agent will be conclusive for the purposes of such determination.

                                   ARTICLE 8
                               GENERAL PROVISIONS

8.1 RESPONSIBILITY. The Guarantor acknowledges and confirms that neither the Agent nor any of the Banks has made any representations or warranties to the Guarantor and that it is relying solely on its own knowledge and has made all necessary and desirable investigations in connection with the making of this Guarantee.

8.2 SETTLEMENTS. Any settlement or discharge between the Guarantor and the Agent shall be conditional upon no Lien taken or held by or payment to the Agent or any of the Banks being avoided or reduced by virtue of any Applicable Law and the Agent and the Banks shall be entitled subsequently to recover from the Guarantor the value or amount by which any such Lien or payment shall have been avoided or reduced as if such settlement or discharge had not occurred.

8.3 RIGHTS CUMULATIVE. All rights and remedies of the Agent set out in this Guarantee will be cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in the Documents and any other Lien now or hereafter taken, held or acquired by the Agent or any of the Banks as security for the Obligations. The taking of a judgment or judgments with respect to any of the Obligations or other Guarantor's Liabilities will not operate as a merger of any of the covenants contained in this Guarantee.

8.4      NOTICES.   Any demand, notice or communication to be made or given
hereunder shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by facsimile, charges prepaid, at or to the applicable addresses or facsimile numbers, as the case may be, set out below the respective parties' names as follows:


            To the Guarantor:  Veltri Metal Products Co.
                               c/o Talon Automotive Group
                               900 Wilshire Drive
                               Suite 270
                               Troy, Michigan
                               48084

                               Attention:         David J. Woodward
                               Telecopy No.:      (248) 362-7617

                               with a copy to:

                               Timmis & Inman
                               300 Talon Centre
                               Detroit, Michigan
                               48207

                               Attention:         Richard Miettinen
                               Telecopy No.:      (313) 396-4229

                               Cassels Brock & Blackwell
                               Scotia Plaza, Suite 2100
                               40 King Street West
                               Toronto, Ontario
                               M5H 3C2


                               Attention:         Gordon Dickson
                               Telecopy No.:      (416) 360-8877


            To the Agent:      Comerica Bank
                               500 Woodward Avenue
                               6th Floor
                               Detroit, Michigan
                               U.S.A. 48226
                                                     Attention:  President
                               Telecopy No.:      (313) 222-5759
                               with a copy to:


                               Miller, Canfield, Paddock and Stone, P.L.C.
                               150 West Jefferson, Suite 2500
                               Detroit, Michigan
                               U.S.A. 48226


                               Attention:     Mr. David K. McLeod
                               Telecopy No.:  (313) 496-8450

                               Goodman Phillips & Vineberg
                               Barristers & Solicitors
                               Suite 2400
                               250 Yonge Street
                               Toronto, Ontario
                               M5B 2M6

                               Attention:     Mr. Stephen Pincus
                               Telecopy No.:  (416) 979-1234

or to such other address or addresses or facsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid, shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Business Day and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of delivery. Any communication which is transmitted by facsimile as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Business Day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of transmission.

8.5      TIME OF THE ESSENCE.  Time shall be of the essence of this Guarantee.

8.6 ASSIGNMENT. The Guarantor may not assign or transfer any of its obligations hereunder. The rights and obligations of the Agent and the Banks hereunder may be assigned or participated in accordance with the Credit Agreement.

8.7 ENUREMENT. This Guarantee shall enure to the benefit of the Agent and each of the Banks and their respective permitted assigns and participants and be binding upon the Guarantor and its successors and assigns.

8.8 AMENDMENT. This Guarantee may be amended only by written agreement of the Guarantor and the Agent.

8.9 RECEIPT OF COPY. The Guarantor acknowledges having received a signed copy of this Guarantee.

     IN WITNESS WHEREOF the Guarantor has executed this Guarantee as of the date first above written.

                                   VELTRI METAL PRODUCTS CO.


                                   Per: _________________________________
                                        Authorized Signing Officer